UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2020

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01 Regulation FD Disclosure

Lexaria Bioscience Corp. (“Lexaria”) has entered into the following license agreements for the license of its patented DehydraTECH™ Technology in connection with oral pouches and oral mulch products: (i) the first license agreement (the “Hemp Agreement”) has been entered into with Boldt Runners Corporation (“BRC”) via its subsidiary, Lexaria Hemp Corp.; and (ii) the second license agreement (the “THC Agreement”) has been entered into with Trinidad Consulting LLC (“TCL”) via its subsidiary Lexaria CanPharm ULC. BRC and TCL are collectively referred to herein as “Cannadips”.

The Hemp Agreement provides that: (i) Cannadips shall have the exclusive right in the USA to use Lexaria’s patented DehydraTECH™ Technology with nicotine and tobacco free, cannabinoid pouches and oral mulch products which contain less than 0.29% tetrahydrocannabinol (“THC”) for a period of ten (10) years (the “CBD Pouches”); (ii) the Hemp Agreement may be renewed for an additional five (5) year term upon mutual agreement of any adjustments to usage fees and/or minimum performance fees; (iii) Cannadips shall be subject to certain minimum performance fees starting March 1, 2020; and (iv) Cannadips shall maintain the right to have an option to sell CBD Pouches in the territories of Canada, Mexico or the European Union provided that a fee is paid.

Pursuant to the Hemp Agreement Lexaria will initially assist with the manufacture of the CBD Pouches and, accordingly, will receive both license usage fees and manufacturing fees from Cannadips.

The THC Agreement provides that: (i) Cannadips shall have the exclusive right in the USA to use Lexaria’s patented DehydraTECH™ Technology with nicotine and tobacco free, cannabinoid pouches and oral mulch products which contain more than 0.30% THC for a period of ten (10) years (the “THC Pouches”); (ii) the THC Agreement may be renewed for an additional five (5) year term upon mutual agreement of any adjustments to usage fees and/or minimum performance fees; (iii) Cannadips shall be subject to certain minimum performance fees starting March 1, 2022; and (iv) Cannadips shall maintain the right to have an option to sell THC Pouches in the territories of Canada, Mexico or the European Union provided that a fee is paid.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: January 22, 2020

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